NATIONWIDE VARIABLE INSURANCE TRUST
NVIT CardinalSM Managed Growth Fund
NVIT CardinalSM Managed Growth & Income Fund
NVIT Investor Destinations Managed Growth Fund
NVIT Investor Destinations Managed Growth & Income Fund

Supplement dated October 16, 2017
to the Statement of Additional Information ("SAI") dated May 1, 2017

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

Effective on or about October 19, 2017, the list of Underlying Funds on pages 1 and 2 of the SAI is revised to add the DoubleLine NVIT Total Return Tactical Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE